CERTIFICATE OF INCORPORATION

OF

THOROUGHBREDS, U.S.A., INC.

Under Section 402 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1) The name of the corporation is:

THOROUGHBREDS, U.S.A., INC.

(2) The purpose or purposes for which this corporation is organized are as follows, to wit:

To conduct the business of breeding horses; to buy, sell, import and export, board, lease, prepare for racing, transport, race, show, and generally deal in and with thoroughbred horses; to register the same with stock associations, race associations, and jockey clubs; to become associated with others engaged in the business of breeding thoroughbred horses, and to do all acts necessary to improve the breed of horses.

81U6609

To conduct the business of breeding cows, sheep, dogs, and fowl; to buy, sell, import, export and deal in and with purebred livestock; to register the same with stock associations; to become associated with others engaged in the business of breeding purebred livestock, and to do all acts necessary to improve the breed of stock.

To acquire, hold, sell, mortgage, or lease real estate and farm land necessary to carry out the above objects, and, incidental to said objects, to carry on the general business of farming.

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized pursuant to the Business Corporation Law of the State of New York. The Corporation is not to engage

in any act or activity requiring any consents or approvals by law without such consent or approval first being obtained.

For the accomplishment of the aforesaid purposes, and in furtherance thereof, the Corporation shall have, and may exercise, all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

(3) The office of the corporation is to be located in the City of Rochester County of Monroe State of New York.

(4) The aggregate number of shares which the corporation shall have the authority to issue is (200,000,000) shares, all of which are to be one thousandth of a cent par value.

(5) The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

c/o The Corporation
1 East Main Street
Rochester, NY 14614

The undersigned incorporator is of the age of eighteen years or over.

IN WITNESS WHEREOF, this certificate has been subscribed this 24th day of May, 1984 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

Dolores Dorsey
500 Central Avenue, Albany, NY 12206

Dolores Dorsey

CERTIFICATE OF INCORPORATION

OF

THOROUGHBREDS, U.S.A., INC.

Under Section 402 of the Business Corporation Law

STATE OF NEW YOR
DEPARTMENT OF STA
FILED MAY 30 1984
AMT. OF CHECK $ 123.
FILING FEE $
TAX $
COUNTY FEE $
COPY $
CERT $
REFUND $
SPEC HANDLE $ 10
BY:

FILER
Elliot Stern & Calabrese
1 E. Main Street
Rochester, NY 14614

INFO.

BILLED

E402101

MAY 30 9 57 AM '84

FILED

357303

C.F.S./55

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

THOROUGHBREDS, U.S.A., INC.

Under Section 805 of the Business Corporation Law

(1) The name of the corporation is:

THOROUGHBREDS, U.S.A., INC.

(2) Its original Certificate of Incorporation was filed by the Department of State, New York on the 30th day of May, 1984 as Thoroughbreds, U.S.A., Inc.

(3) The Certificate of Incorporation is hereby amended to effect the following changes.

3234873

(1) To change the number of authorized shares from Two Hundred Million (200,000,000) Shares having a par value of $.001 per share to Two Hundred Million (200,000,000) Shares having a par value of $.0001 per share. As of the date of the authorization of this amendment there were no shares issued or outstanding and therefore effective upon filing of this amendment Two Hundred Million (200,000,000) Shares of authorized but unissued stock par value $.001 per share shall be changed into 200,000,000 Shares of authorized but unissued shares having a par value of $.0001 per share. Each authorized but unissued share will be changed at a rate of one old share for each new share.

B234873

(2) To eliminate preemptive rights.

ARTICLE 3 OF THE CERTIFICATE OF INCORPORATION IS HEREBY AMENDED TO READ AS FOLLOWS:

3. The aggregate number of shares which the corporation shall have the authority to issue is 200,000,000 shares

having a par value of $.0001 per share.

TO ADD A NEW PARAGRAPH 6 TO THE ORIGINAL CERTII OF INCORPORATION WHICH READS AS FOLLOWS:

6. No shareholder of this corporation shall have a preemptive right because of his shareholdings to have first offered to him any part of the presently authorized shares of this corporation hereafter issued, optioned or sold, or any part of any debentures, bonds, notes or securities of this corporation convertible into shares hereafter issued, optioned or sold by the corporation. This provision shall operate to defeat rights in all shares and classes of shares now authorized and in all debentures, bonds, notes or securities of the corporation which may be convertible into shares and also to defeat preemptive rights in any and all shares and classes of shares and securities convertible into shares which this corporation may be hereafter authorized to issue by any amended certificate duly filed.

7. The amendment to the Certificate of Incorporation was authorized by a vote of the Board of Directors, followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders.

IN WITNESS WHEREOF, this certificate has been subscribed on the 15th day of June, 1984, by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

CHARLES M. LaLOGGIA President

CARL R. REYNOLDS Secretary

CH S 4551

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

THOROUGHBREDS, U.S.A., INC.

Under Section 805 of the Business Corporation Law

B234873

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED JUN 10 1985

AMT. OF CHECK $ 70
FILING FEE $ 60
TAX $
COUNTY FEE $
COPY $
CERT $
REFUND $
SPEC HANDLE $ 10

BY:

Monroe

RECEIVED JUN 7 11 AM '85

RECEIVED JUN 5 4 PM '85

5-30-84
Monroe Co
NA

B106609-3

200,000,000 Pr #0.001

FILER:
Elliott, Stern and Calabrese
One East Main Street
Rochester, New York 14614

NB - No tax

542608

FILED JUN 10 6 27 AM '85

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

THOROUGHBREDS U.S.A., INC.

INFO.

R 520231

B378247

Under Section 805 of the Business Corporation Law

1. The name of the corporation as originally formed is:

THOROUGHBREDS U.S.A., INC.

2. The Certificate of incorporation was originally filed by the Department of State on May 30, 1984.

3. The amendment to the certificate is to change the name of the corporation to:

NEW SKY COMMUNICATIONS, INC.

4. The Amendment to the Certificate of Incorporation was authorized by a vote of the Board of Directors followed by a vote of the holders of a majority of all outstanding shares entitled to vote theron at a meeting of shareholders.

IN WITNESS WHEREOF, this certificate has been subscribed the 3rd day of July, 1986 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

[signature]

President
Charles M. LaLoggia

Carl R. Reynolds

Secretary
Carl R. Reynolds

B378247

2

INFO

52031

B378247

CERTIFICATE OF AMENDMENT

OF

THOROUGHBREDS, U.S.A., INC.

5/30/84 Monroe Co
B 106609-3
C - B234873-4
new name de

K7/7

7579

7 4 FH '86

FILER:

REYNOLDS & VALENTI
910 WILDER BUILDING
ROCHESTER, NY 14614

JUL 8 12 05 PM '86

FILED

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED JUL 8 - 1986

AMT. OF CHECK $ 70
FILING FEE $ 60
TAX $
COUNTY FEE $
COPY $
CERT $
REFUND $
SPEC HANDLE $ 10

BY

Monroe

TR-56 (4/02)

F 0302030000021

To the honorable Secretary of State of the State of New York:

Please take notice that pursuant to the provisions of section 203-a of the Tax Law, as amended, the Commissioner of Taxation and Finance of the State of New York does hereby certify that

NEW SKY COMMUNICATIONS, INC.

a corporation organized to do business under the laws of the State of New York on the date of May 30, 1984, and heretofore dissolved by proclamation published on December 27, 1995, pursuant to the provisions of section-a of the Tax Law, has paid all franchise taxes, penalties, and interest charges accrued against it.

In witness whereof, the Commissioner of Taxation and Finance has caused this certificate to be executed and the official seal of the Department of Taxation and Finance of the State of New York affixed hereto

this twenty-fourth day of January

two thousand three.

Commissioner of

Taxation and Finance

by Esther Rockenstine

Deputy Commissioner

F030203000021

CSC 45

Instructions

This certificate must be filed with the Department of State.

The fee of the Secretary of State for filing this certificate is $50. If it is filed later than three months after the date of publication of the proclamation, the Secretary of State will collect an additional sum equal to one-fortieth of one percent of all shares with par value and two and one-half cents for every share without par value that the company was authorized to have at the time of publication.

CC

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED FEB 03 2003
TAX $ 50
BY: [illegible]

RECEIVED JAN 27 4 05 PM '03

$50 ff
$50 tax
$100

SAC-150

RECEIVED JAN 31 4 02 PM '03

In the Matter
of the
Annulment
of the
Dissolution
of
NEW SKY COMMUNICATIONS, INC.
Pursuant to the provisions of section 203-a
of the Tax Law

Certificate of
Payment of Taxes

Carl Reynolds, Esq.
36 West Main Street
Suite 710
Rochester, NY 14614
849947HXM

021

F 030203000025

CERTIFICATE OF AMENDMENT CSC 45

OF THE

CERTIFICATE OF INCORPORATION

OF

NEW SKY COMMUNICATIONS, INC.

Under Section 805 of the
Business Corporation Law

1. The name of the corporation is

NEW SKY COMMUNICATIONS, INC.

2. The Certificate of Incorporation was filed by the Department of State on the 30th day of May, 1984 under the original name, THOROUGHBREDS, U.S.A., INC.

3. The corporation is currently authorized to issue 20,000.000 shares of common stock par value of .001 per share. Of the currently authorized 200,000,000 shares, 9,309,818 are issued and 190,690,182 are unissued. The 9,309,818 issued shares will be chnged in 46,549.09 shares of common stock par value of .02 per share at a rate of one old share for every .005 new share. The 190,690,182 unissued shares will be changed in 199,953,450.91 shares of common stock par value of .02 per share at a rate of one old share for every 1,048577 new shares.

4. A Certificate of Amendment of the Certificate of Incorporation was filed by the Department of State on July 8, 1986 changing the name of the corporation to NEW SKY COMMUNICATIONS, INC.

5. The Certificate of Incorporation is hereby amended to change the name of the Corporation to:

DOCUMENT SECURITY SYSTEMS, INC.

and increase the par value of the corporate stock to $.02 per share

4. The Amendments effected by this Certificate are as follows:

A. Paragraph 1 of the Original Certificate of Incorporation, which refers to the name of the Corporation is amended in its entirety to read as follows: "The name of the Corporation is:

DOCUMENT SECURITY SYSTEMS, INC."

B. Paragraph 4 of the Original Certificate of Incorporation is amended in its entirety to read:

"The aggregate number of shares which the corporation shall have the authority to issue is Two Hundred Million (200,000,000), all of which are to be two cents ($.02) par value."

5. The above and foregoing amendments of the Certificate of Incorporation were duly authorized by a vote of the Board of Directors followed by a vote of holders of all of the outstanding shares of the Corporation entitled to vote at a meeting of shareholders held on August 22, 2001.

IN WITNESS WHEREOF, I have executed and subscribed this Amendment of Certificate of Incorporation and do affirm the foregoing as true under the penalties of perjury this 9 day of December, 2002.

Patrick White, President

Thomas H. Wicker, Secretary

STATE OF NEW YORK)
COUNTY OF MONROE) ss.

We, Patrick White and Thomas H. Wicker, being duly sworn, depose and state that we are the President and Secretary, respectively, of the Corporation named and described in the foregoing Certificate and that we have read the foregoing Certificate and know the contents thereof to be true, except as to matters stated therein to be alleged upon information and belief, and as to those matters we believe them to be true.

Patrick White

Thomas H. Wicker

Sworn to before me this 9th day of December, 2002.

Notary Public

ERIC C. LACELLE
Notary Public State of New York
Monroe County Reg. No. 01LA6053656
My Commission Expires 8/27/05

Sworn to before me this 9th day of December, 2002

ERIC C. LACELLE
Notary Public State of New York
Monroe County Reg. No. 01LA6053656
My Commission Expires 8/27/05

2

F 030203000025
C3C 45

RECEIVED
JAN 31 4 02 PM '03

CERTIFICATE OF AMENDMENT

OF

NEW SKY COMMUNICATIONS, INC.

Under Section 805 of the Business Corporation Law

1cc

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED FEB 03 2003
TAX $ -
BY: JAC
Monroe

FILED BY:
CARL REYNOLDS, ESQ.
Suite 710
36 West Main Street
Rochester, NY 146140000
Cust. Ref#849947HXM

3

RECEIVED
JAN 27 4 05 PM '03

023

F 030203000025

CERTIFICATE OF AMENDMENT CSC 45

OF THE

CERTIFICATE OF INCORPORATION

OF

NEW SKY COMMUNICATIONS, INC.

Under Section 805 of the Business Corporation Law

1. The name of the corporation is

NEW SKY COMMUNICATIONS, INC.

2. The Certificate of Incorporation was filed by the Department of State on the 30th day of May, 1984 under the original name, THOROUGHBREDS, U.S.A., INC.

3. The corporation is currently authorized to issue 20,000.000 shares of common stock par value of .001 per share. Of the currently authorized 200,000,000 shares, 9,309,818 are issued and 190,690,182 are unissued. The 9,309,818 issued shares will be chnged in 46,549.09 shares of common stock par value of .02 per share at a rate of one old share for every .005 new share. The 190,690,182 unissued shares will be changed in 199,953,450.91 shares of common stock par value of .02 per share at a rate of one old share for every 1,048577 new shares.

4. A Certificate of Amendment of the Certificate of Incorporation was filed by the Department of State on July 8, 1986 changing the name of the corporation to NEW SKY COMMUNICATIONS, INC.

5. The Certificate of Incorporation is hereby amended to change the name of the Corporation to:

DOCUMENT SECURITY SYSTEMS, INC.

and increase the par value of the corporate stock to $.02 per share

6. The Amendments effected by this Certificate are as follows:

A. Paragraph 1 of the Original Certificate of Incorporation, which refers to the name of the Corporation is amended in its entirety to read as follows: "The name of the Corporation is:

DOCUMENT SECURITY SYSTEMS, INC."

B. Paragraph 4 of the Original Certificate of Incorporation is amended in its entirety to read:

"The aggregate number of shares which the corporation shall have the authority to issue is Two Hundred Million (200,000,000), all of which are to be two cents ($.02) par value."

5. The above and foregoing amendments of the Certificate of Incorporation were duly authorized by a vote of the Board of Directors followed by a vote of holders of all of the outstanding shares of the Corporation entitled to vote at a meeting of shareholders held on August 22, 2001.

IN WITNESS WHEREOF, I have executed and subscribed this Amendment of Certificate of Incorporation and do affirm the foregoing as true under the penalties of perjury this 9 day of December, 2002.

Patrick White, President

Thomas M. Wicker, Secretary

STATE OF NEW YORK)
COUNTY OF MONROE) ss.

We, Patrick White and Thomas M. Wicker, being duly sworn, depose and state that we are the President and Secretary, respectively, of the Corporation named and described in the foregoing Certificate and that we have read the foregoing Certificate and know the contents thereof to be true, except as to matters stated therein to be alleged upon information and belief, and as to those matters we believe them to be true.

Patrick White

Thomas M. Wicker

Sworn to before me this 9th day of December, 2002.

Notary Public

ERIC C. LACELLE
Notary Public, State of New York
Monroe County Reg. No. C1LA[illegible]
My Commission Expires 8/27/05

Sworn to before me this 9th day of December, 2002

ERIC C. LACELLE
Notary Public, State of New York
Monroe County Reg. No. C1LA[illegible]
My Commission Expires 8/27/05

F 030203000025
C3C 45

RECEIVED JAN 31 4 02 PM '03

CERTIFICATE OF AMENDMENT

OF

NEW SKY COMMUNICATIONS, INC.

Under Section 805 of the Business Corporation Law

1cc

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED FEB 03 2003
TAX $ ______
BY: ______
Monroe

FILED BY:
CARL REYNOLDS, ESQ.
Suite 710
36 West Main Street
Rochester, NY 146140000
Cust. Ref#849947HXM

3

RECEIVED JAN 27 4 05 PM '03

023

F031020000541

RELYEA 75

CERTIFICATE OF CORRECTION
OF THE
CERTIFICATE OF AMENDMENT
OF
DOCUMENT SECURITY SYSTEMS, INC.

I, the undersigned, President of Document Security Systems, Inc., pursuant to Section 105 of the Business Corporation Law, do hereby certify:

1. The name of the Corporation is *Document Security Systems, Inc.*

2. The Certificate of Amendment being corrected was filed by the Department of State on February 3, 2003.

3. The Certificate of Amendment is corrected pursuant to Section 105 of the Business Corporation Law to remove the following Paragraph 3 because it contained incorrect statements:

   "The Corporation is currently authorized to issue 20,000.000 shares of common stock, par value of .001 per share. Of the currently authorized 200,000,000 shares, 9,309,818 are issued and 190,690,182 are unissued. The 9,309,818 issued shares will be chaged in 46,549.09 shares of common stock par value of .02 per share at a rate of one old share for every .005 new share. The 190,690,182 unissued shares will be changed in 199,953,450.91 shares of common stock par value of .02 per share at a rate of one old share for every 1,048577 new shares."

4. Paragraph 3 of the Certificate of Amendment shall be stricken in its entirety and replaced with the following:

   "The Corporation is currently authorized to issue 200,000,000 shares of common stock, par value .0001 per share. Of the currently authorized 200,000,000 shares, 9,309,818 are issued and 190,690,182 are unissued. The 9,309,818 issued shares of common stock, par value .0001 per share, will be changed into 9,309,818 shares of common stock, par value .02 per share, at a rate of one old share for every one new share. The 190,690,182 unissued shares of common stock, par value .0001 per share, will be changed into 190,690,182 shares of common stock, par value .02 per share, at a rate of one old share for every one new share."

5. The balance of the Certificate of Amendment shall remain unchanged.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: October 17, 2003

By: Patrick White
Patrick White, President

{443094.}

031020000541

RELYEA-75
DRAWDOWN

CERTIFICATE OF CORRECTION OF THE CERTIFICATE OF AMENDMENT OF

DOCUMENT SECURITY SYSTEMS, INC.

Under Section 105 of the Business Corporation Law

RECEIVED
2003 OCT -1 PM 3:00

Filed By:
Relyea Services LLC
P.O. Box 5167
Albany, New York
12205-0167

Customer Reference # 28757

RELYEA-75

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED OCT 20 2003
TAX $
BY:

2003 SEP 18 AM 9:00
RECEIVED

2003 SEP 26 PM 3:04
RECEIVED

2

537

160825000 610

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
DOCUMENT SECURITY SYSTEMS, INC.
Under Section 805 of the New York Business Corporation Law

The undersigned, being the Chief Executive Officer of Document Security Systems, Inc. (the "Corporation"), hereby certifies as follows:

1. The name of the Corporation is Document Security Systems, Inc. The name under which the Corporation was formed was Thoroughbreds, U.S.A., Inc.

2. The Certificate of Incorporation was originally filed on May 30, 1984 in the name of Thoroughbreds, U.S.A., Inc. A Certificate of Amendment was filed on June 10, 1985. A Certificate of Amendment was filed on July 8, 1986 changing the name of the Corporation to New Sky Communications, Inc. A Certificate of Amendment was filed on February 3, 2003 changing the name of the Corporation to Document Security Systems, Inc. A Certificate of Correction of the Certificate of Amendment was filed on October 20, 2003.

3. The Corporation is currently authorized to issue 200,000,000 shares of Capital Stock with a par value of $0.02, of which 51,906,948 are issued and 148,093,052 are unissued. The Certificate of Amendment of the Certificate of Incorporation effected by this Certificate of Amendment is to amend the total number of issued shares from 51,906,948 to 12,976,737 at a rate of 4 to 1, and increase the unissued shares from 148,093,052 to 187,023,263 by adding an additional 38,930,211. As a result of this Certificate of Amendment, 51,906,948 issued shares of Common Stock of the Corporation, par value $0.02, shall be changed into 12,976,737 such shares, par value $0.02. As a result of this Certificate of Amendment, there will be 187,023,263 authorized but unissued shares of Common Stock of the Corporation, par value $0.02. Paragraph FOURTH of the Certificate of Incorporation shall be amended to read in its entirety as follows:

   FOURTH: The Corporation is currently authorized to issue 200,000,000 shares of common stock, with a par value of $0.02.

   (a) Upon the filing of the Certificate of Amendment on August 25, 2016 with the New York Department State (the Record Date), the shares of the Corporation's Common Stock issued and outstanding shall automatically be changed into a smaller number of shares such that each 4 shares of the Corporation's issued and outstanding Common Stock, par value $0.02 per share, as of the Record Date are hereby changed into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.02 per share, without any further action by the Corporation or the holder thereof. No fractional shares of the Corporation's Common Stock will be issued as a result of the stock change. Instead, stockholders of the Record Date who otherwise would be entitled to receive fractional shares will be entitled to a rounding up of their fractional share to the nearest whole share, except in the case of any stockholder that owns less than 4 shares of the

Corporation's Common Stock immediately preceding the Record Date. In such case, such stockholder will receive cash for such fractional share in an amount equal to the product obtained by multiplying: (x) the closing sale price of the Common Stock on August 25, 2016 as reported on the NYSE MKT, by (y) the amount of the fractional share.

(b) Each certificate that, immediately prior to the Record Date, represented shares of Common Stock that were issued and outstanding immediately prior to the Record Date shall, from and after the Record Date, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Record Date into which the shares of Common Stock formerly represented by such certificate shall have been changed (as well as the right to receive a whole share in lieu of a fractional share of Common Stock), except as provided in Section (a) hereof regarding stockholders owning less than 4 shares who shall, automatically and without the necessity of presenting the same for exchange, have a right to receive cash as provided in Section (a).

4. This Certificate of Amendment to the Certificate of Incorporation was authorized by the vote of the Board of Directors of the Corporation and a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders, pursuant to Section 803 of the New York Business Corporation Law.

[The next page is the signature page]

In witness whereof, the undersigned has executed this Certificate of Amendment this the 25th day of August, 2016.

DOCUMENT SECURITY SYSTEMS, INC.

By: ______________________
Jeffrey Ronaldi
Its: Chief Executive Officer

610

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

DOCUMENT SECURITY SYSTEMS, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

FILED

2016 AUG 25 PM 12:52

FILED BY:

INCORPORATING SERVICES, LTD.
3500 S. DuPont Highway
DOVER, DE 19901

DRAWDOWN
DELANEY - 30

RECEIVED
2016 AUG 25 PM 12:42

lac

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED AUG 25 2016
TAX $ Ø
BY: Dcu

GT

638

200507000578

**CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
DOCUMENT SECURITY SYSTEMS, INC.
UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW**

The undersigned, being the Chief Executive Officer of **Document Security Systems, Inc.** (the "**Corporation**"), a corporation organized and existing under Business Corporation Law of the State of New York (the "**NYBCL**"), hereby certifies as follows, pursuant to Section 805 of the NYBCL:

(1) The name of the Corporation is Document Security Systems, Inc. The name under which the Corporation was formed was Thoroughbreds, U.S.A., Inc.

(2) The Certificate of Incorporation of the Corporation (the "**Certificate of Incorporation**") was originally filed on May 30, 1984, in the name of Thoroughbreds, U.S.A., Inc. A Certificate of Amendment was filed on June 10, 1985. A Certificate of Amendment was filed on July 8, 1986, changing the name of the Corporation to New Sky Communications, Inc. A Certificate of Amendment was filed on February 3, 2003, changing the name of the Corporation to Document Security Systems, Inc. A Certificate of Correction of the Certificate of Amendment was filed on October 20, 2003. A Certificate of Amendment was filed on August 25, 2016, to reduce the number of issued and outstanding common stock.

(3) Paragraph FOURTH of the Certificate of Incorporation relating to the stock of the corporation is hereby amended to add and remove provisions relating to the corporation's stock and shall read in its entirety as follows:

"FOURTH: The Corporation is currently authorized to issue 200,000,000 shares of common stock, with a par value of $0.02.

Upon the filing of this Certificate of Amendment to the Certificate of Incorporation, each thirty (30) shares of Common Stock of the Corporation issued and outstanding immediately prior to this Certificate of Amendment to the Certificate of Incorporation, without further action, will be automatically combined into and become one (1) share of fully paid and nonassessable Common Stock of the Corporation (the "Share Exchange"). No fractional shares shall be issued upon the Share Exchange; rather, each fractional share resulting from the Share Exchange shall be rounded up to the nearest whole number. Each outstanding stock certificate of the Corporation, which prior to the filing of this Certificate of Amendment to the Certificate of Incorporation represented one or more shares of Common Stock, shall immediately after such filing represent that number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock represented on such certificates divided by (y) thirty (30) (such adjusted shares, the "Reclassified Shares"), with any resulting fractional shares rounded up to the nearest whole share as set forth above. Any options, warrants or other purchase rights, which prior to the filing of this Certificate of Amendment represented the right to acquire one or more shares of the Corporation's Common Stock, shall immediately after such filing represent the right to acquire one thirtieth (1/30) of one (1) share of the Corporation's Common Stock for each share of the Corporation's Common Stock that such option, warrant or other purchase right previously represented the right to acquire. The exercise price of such options, warrants and purchase rights shall be adjusted by multiplying the existing exercise price by thirty (30). Pursuant to the Share Exchange, (i) the 62,352,824 shares of Common Stock, par value $0.02 per share, issued and outstanding immediately preceding the Share Exchange will be combined into 2,078,428 shares of Common Stock, par value $0.02 per share and (ii) the 137,647,176 shares of Common Stock, par value $0.02 per share, that are authorized but unissued immediately preceding the Share Exchange will increase to 197,921,572 shares of Common Stock, par value $0.02 per share, that are authorized but unissued immediately following the Share Exchange, subject to adjustment to account for additional shares issued in lieu of fractional shares.

200507000578

The number of authorized shares of Common Stock of the Corporation and the par value of such shares will not be affected by this Certificate of Amendment.

The Corporation shall, upon the request of each record holder of a certificate representing shares of Common Stock issued and outstanding immediately prior to the filing of this Certificate of Amendment to the Certificate of Incorporation, issue and deliver to such holder in exchange for such certificate a new certificate or certificates representing the Reclassified Shares."

(4) The certificate of amendment was authorized by: the vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chief Executive Officer this 6th day of May 2020.

DOCUMENT SECURITY SYSTEMS, INC.

By: ______________________

Frank D. Heuszel
Chief Executive Officer

200507000 578

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

DOCUMENT SECURITY SYSTEMS, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

Drawdown #30

FILED BY:

Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th Floor
New York, NY 10036

2020 MAY -7 PM 2:21

RECEIVED
2020 MAY -7 PM 2:02

1cc
STATE OF NEW YORK
DEPARTMENT OF STATE
FILED MAY - 7 2020
TAX $
BY: h

608

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF DOCUMENT SECURITY SYSTEMS, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

The undersigned, being the Chief Executive Officer of **Document Security Systems, Inc.** (the "**Corporation**"), a corporation organized and existing under Business Corporation Law of the State of New York (the "**NYBCL**"), hereby certifies as follows, pursuant to Sections 502 and 805 of the NYBCL:

(1) The name of the Corporation is Document Security Systems, Inc. The name under which the Corporation was formed was Thoroughbreds, U.S.A., Inc.

(2) The Certificate of Incorporation of the Corporation (the "**Certificate of Incorporation**") was originally filed on May 30, 1984.

(3) This Certificate of Amendment to the Certificate of Incorporation was authorized by the vote of the Board of Directors of the Corporation pursuant to Section 502 of the New York Business Corporation Law.

(4) The Corporation is currently authorized to issue 200,000,000 shares of Common Stock, with a par value of $0.02. The amendment to the Certificate of Incorporation effected by this Certificate of Amendment is to increase the total number of authorized shares the Corporation shall have the authority to issue by adding 200,000,000 shares of Preferred Stock, with a par value of $0.02, of which 46,868 shares will be designated Series A Preferred Stock for a total of 400,000,000 shares, with a par value of $0.02, of which 200,000,000 shares, with a par value of $0.02, are designated Common Stock, 199,953,132 shares, with a par value of $0.02, will be designated Preferred Stock, and 46,868 shares, with a par value of $0.02, will be designated Series A Preferred Stock.

WHEREAS, the Certificate of Incorporation authorizes the issuance of up to 200,000,000 shares of preferred stock, par value 0.02 per share, of the Corporation ("**Preferred Stock**") in one or more series, and expressly authorizes the Board of Directors of the Corporation (the "**Board**"), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions, and limitations of the shares of such series; and

WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences, and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a series of Preferred Stock and does hereby establish and fix and herein state and express the designation, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock, and paragraph FOURTH relating to the stock of the Corporation is hereby amended to read as follows:

"FOURTH: The Corporation is authorized to issue 400,000,000 shares, with a par value of $0.02, consisting of 200,000,000 shares of Common Stock, with a par value of $0.02, 199,953,132 shares of Preferred Stock, with a par value of $0.02, and 46,868 shares of Series A Preferred Stock, with a par value of $0.02.

1. Designation. There shall be a series of Preferred Stock that shall be designated as "Series A Convertible Preferred Stock" (the "**Series A Preferred Stock**") and the number of Shares constituting such series shall be **Forty-six Thousand Eight Hundred Sixty-eight (46,868)**. The rights, preferences, powers, restrictions, and limitations of the Series A Preferred Stock shall be as set forth herein.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

"**Beneficial Ownership Limitation**" has the meaning set forth in Section 8.1(c)(ii).

"**Board**" has the meaning set forth in the Recitals.

"**Business Day**" means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in the city of New York, New York, are authorized or obligated by law or executive order to close.

"**Certificate of Designation**" means this Certificate of Amendment.

"**Certificate of Incorporation**" has the meaning set forth in the Recitals.

"**Common Stock**" means the common stock, par value $0.02 per share, of the Corporation.

"**Convertible Securities**" means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

"**Corporation**" has the meaning set forth in the Preamble.

"**Conversion Price**" shall initially be **$6.48** per share of Common Stock, subject to adjustment s provided in Section 8.

"**Conversion Shares**" means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 8.

"**Date of Issuance**" means, for any Share of Series A Preferred Stock, the date on which the Corporation initially issues such Share (without regard to any subsequent transfer of such Share or reissuance of the certificate(s) representing such Share).

"**Dollar**" or "**$**" means the lawful currency of the United States of America.

"**Exchange Act**" means the U.S. Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

"**Fair Market Value**" means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value" is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term "Business Day" as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Markets or similar quotation system or association, the "Fair Market Value" of the Common Stock shall be the fair market value per share as determined by the Board in good faith.

"**Holder Controlled Persons**" has the meaning set forth in Section 8.1(c)(ii).

"**Junior Securities**" means, collectively, the Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock.

"**Liquidation**" has the meaning set forth in Section 5.1.

"**Liquidation Value**" means, with respect to any Share on any given date, **One Thousand Dollars ($1,000)** (as adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Series A Preferred Stock).

"**Options**" means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

"**Person**" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

"**Preferred Stock**" has the meaning set forth in the Recitals.

"**Principal Market**" means the principal stock exchange or market on which the Corporation's Common Stock is traded (or if not trading, the principal stock exchange or market on which listed or quoted), including any market operated by OTC Markets or any other stock exchange or market.

"**Securities Act**" means the U.S. Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

"**Series A Conversion Election Date**" has the meaning set forth in Section 7.2.

"**Series A Holder Conversion Notice**" has the meaning set forth in Section 8.2(a).

"**Series A Mandatory Conversion Notice**" has the meaning set forth in Section 8.2(b).

"**Series A Mandatory Conversion Date**" has the meaning set forth in Section 8.2(b)(ii).

"**Series A Preferred Stock**" has the meaning set forth in Section 1.

"**Series A Redemption**" has the meaning set forth in Section 7.1.

"**Series A Redemption Date**" has the meaning set forth in Section 7.2.

"**Series A Redemption Notice**" has the meaning set forth in Section 7.2.

"**Series A Redemption Price**" has the meaning set forth in Section 7.1.

"**Share**" means a share of Series A Preferred Stock.

"**Subsidiary**" means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

"**Supermajority Interest**" means holders of not less than two-thirds of the then total outstanding Shares of Series A Preferred Stock.

3. Rank. With respect to payment distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank senior to all Junior Securities.

4. No Dividends. Notwithstanding any provision of the Certificate of Incorporation or of the NYBCL to the contrary, no dividends shall accrue or be payable upon the Series A Preferred Stock, whether or not any dividends are declared by the Board on the Common Stock or any other class or series of capital stock of the Corporation, and whether or not there are funds legally available for the payment of dividends.

5. Liquidation.

5.1 Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "**Liquidation**"), the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder.

5.2 No Participation with Junior Securities on Liquidation. After payment in full of all preferential amounts required to be paid to the holders of Series A Preferred Stock upon a Liquidation under this Section 5, the holders of Shares of Series A Preferred Stock then outstanding shall not be entitled to participate with the holders of shares of Junior Securities or any other class or series of the Corporation's capital stock then outstanding in the distribution of any of the remaining assets and funds of the Corporation available for distribution to its stockholders.

5.3 Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series A Preferred Stock the full preferential amount to which they are entitled under Section 5.1, (a) the holders of the Shares shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares were paid in full, and (b) the Corporation shall not make or agree to make any payments to the holders of Junior Securities.

5.4 Notice. In the event of any Liquidation, the Corporation shall, within ten (10) Business Days after the date the Board approves such action, or no later than ten (10) Business Days prior to any stockholders' meeting called to approve such action, or within ten (10) Business Days after the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series A Preferred Stock written notice of the action or proposed action. Such written notice shall describe the material terms and conditions of such action or proposed action, including a description of the stock, cash, and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of Shares of such material change.

6. No Voting Rights. Notwithstanding any provision of the Certificate of Incorporation to the contrary, unless and only to the extent expressly required by the NYBCL or other applicable law, rule or regulation (including the rules of any exchange upon which securities of the corporation may be listed), no holder of outstanding Shares of Series A Preferred Stock shall be entitled to vote on any matter presented or required to be presented to the stockholders of the Corporation for their action or consideration (including, without limitation, the election of directors of the Corporation), nor shall be entitled to notice of any stockholder meeting (or requests for written consent of stockholders).

7. Redemption.

7.1 Redemption. At any time and from time to time on or after the Date of Issuance, the Corporation shall have the right to redeem, out of funds legally available therefor, all or any portion of the then outstanding Shares of Series A Preferred Stock, pro rata among all holders of Series A Preferred Stock, redeemed by the Corporation (a "**Series A Redemption**") for a price per Share equal to the Liquidation Value for such Share (the "**Series A Redemption Price**"). All holders of Series A Preferred Stock shall be bound by a Series A Redemption effected as provided in this Section 7 to have all, or in the case of an election by the Corporation to redeem less than all of the outstanding Shares of Series A Preferred Stock, the same pro rata portion of their Shares, redeemed pursuant to this Section 7; provided, that notwithstanding anything to the contrary contained herein, each holder of Shares of Series A Preferred Stock shall have the right to elect prior to the Series A Conversion Election Date to give effect to the conversion rights contained in Section 8 instead of giving effect to the provisions contained in this Section 7 with respect to all or any Shares of Series A Preferred Stock held by such holder. In exchange for the surrender to the Corporation by the respective holders of Shares of Series A Preferred Stock of their certificate or certificates representing such Shares in accordance with Section 7.4 below, the aggregate Series A

Redemption Price for all Shares held by each holder of Shares shall be payable in cash (or tendered for payment) in immediately available funds to the respective holders of the Series A Preferred Stock on the applicable Series A Redemption Date, subject to the provisions of Sections 7.3 and 7.4.

7.2 Redemption Notice. Not less than thirty (30) days prior to the Series A Redemption Date, the Corporation shall send written notice (the "**Series A Redemption Notice**") of a Series A Redemption to each holder of record of outstanding Series A Preferred Stock. Each Series A Redemption Notice shall state:

(a) the number of Shares of Series A Preferred Stock outstanding, the number of Shares of Series A Preferred Stock that the Corporation shall redeem in the aggregate, and the number of Shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Series A Redemption Date specified in the Series A Redemption Notice;

(b) the date of the closing of the redemption (the applicable date, the "**Series A Redemption Date**") and the Series A Redemption Price per share;

(c) the date upon which the holder's right to convert its Shares pursuant to Section 8 terminates, which date shall be no earlier than five (5) days before the Series A Redemption Date (the applicable date, the "**Series A Conversion Election Date**"); and

(d) the manner and place designated for surrender by the holder to the Corporation of his, her or its certificate or certificates representing the Shares of Series A Preferred Stock to be redeemed, or, in the event a certificate or certificates are lost, stolen or missing, the manner and place of delivering an affidavit of loss with respect thereto.

7.3 Insufficient Funds; Remedies for Nonpayment.

(a) Insufficient Funds. If on any Series A Redemption Date, the assets of the Corporation legally available are insufficient to pay the full Series A Redemption Price for the total number of Shares elected to be redeemed pursuant to Section 7.1, the Corporation shall (i) take all appropriate action reasonably within its means to maximize the assets legally available for paying the Series A Redemption Price, (ii) redeem out of all such assets legally available therefor on the applicable Series A Redemption Date the maximum possible number of Shares that it can redeem on such date, *pro rata* among the holders of such Shares to be redeemed in proportion to the aggregate number of Shares elected to be redeemed by each such holder on the applicable Series A Redemption Date and (iii) following the applicable Series A Redemption Date, at any time and from time to time when additional assets of the Corporation become legally available to redeem the remaining Shares, the Corporation shall immediately use such assets to pay the remaining balance of the aggregate applicable Series A Redemption Price.

(b) Effect of Nonpayment. If on any Series A Redemption Date, all of the Shares elected to be redeemed pursuant to a Series A Redemption Notice are not redeemed in full by the Corporation by paying the entire Series A Redemption Price, until any such Shares are fully redeemed and the aggregate Series A Redemption Price paid in full, the unredeemed Shares shall remain outstanding and continue to have the rights, preferences, and privileges expressed herein.

7.4 Surrender of Certificates. On or before the Series A Redemption Date, each holder of Shares of Series A Preferred Stock not otherwise electing prior to the Series A Conversion Election Date to convert its Shares pursuant to Section 8 shall surrender the certificate or certificates representing such Shares to the Corporation, in the manner and place designated in the Series A Redemption Notice, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss, in the manner and place designated in the Series A Redemption Notice. Each surrendered certificate shall be canceled and retired, and the Corporation shall thereafter make payment of the applicable Series A Redemption Price by certified check or wire transfer to the holder of record of such certificate; *provided*, that if less than all the Shares represented by a surrendered certificate are redeemed, then a new stock certificate representing the unredeemed Shares shall be issued in the name of the applicable holder of record of canceled stock certificate.

7.5 Rights Subsequent to Redemption. If on the applicable Series A Redemption Date, the Series A Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Series A Redemption Date, then on such date all rights of the holder in the Shares so redeemed and paid or tendered, including any rights to dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

8. Conversion.

8.1 Right to Convert; Mandatory Conversion; Limitations.

(a) Right to Convert. Subject to the provisions of this Section 8, at any time and from time to time on or after the Date of Issuance, any holder of Series A Preferred Stock shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) held by such holder into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares (including any fraction of a Share) to be converted by the Liquidation Value thereof, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion.

(b) Mandatory Conversion. Subject to the provisions of this Section 8, at any time and from time to time on or after the Date of Issuance, the Corporation shall have the right to convert all or any portion of the then outstanding Shares of Series A Preferred Stock, pro rata among all holders of Series A Preferred Stock, without any action by the relevant holder of such Shares, into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares (including any fraction of a Share) to be converted by the Liquidation Value thereof, and then (ii) dividing the result by the applicable Conversion Price then in effect.

(c) Limitations on Conversion. Notwithstanding Section 8.1(a), a holder of Series A Preferred Stock shall have no right to convert all or any portion of any Share of Series A Preferred Stock as and to the extent provided below:

(i) Insufficient Number of Authorized Shares. To the extent, and only to the extent, that the number of shares of the Corporation's Common Stock to be issued upon such conversion exceeds the number of authorized but unissued shares of Common Stock.

(ii) Beneficial Ownership Limitation. To the extent that after giving effect to such issuance after conversion as set forth on the applicable Series A Holder Conversion Notice, the holder (together with the holder's subsidiaries, and any other persons controlled by the holder (**"Holder Controlled Persons"**)) would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder and Holder Controlled Persons shall include the number of shares of Common Stock issuable upon conversion of the Shares of Series A Preferred Stock to be converted with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted Shares of Series A Preferred Stock beneficially owned by the holder and Holder Controlled Persons and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and Holder Controlled Persons. Except as set forth in the preceding sentence, for purposes of this Section 8.1(c)(ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the holder that the Corporation is not representing to the holder that such calculation is in compliance with Section 13(d) of the Exchange Act, and the holder is solely responsible for any forms or schedules required to be filed in connection therewith. To the extent that the limitation contained in this Section 8.1(c)(ii) applies, the determination of whether Shares of Series A Preferred Stock are convertible (in relation to other securities beneficially owned by the holder

together with the and Holder Controlled Persons) and of what amount of Shares of Series A Preferred Stock are convertible shall be in the sole discretion of the holder, and the submission of a Series A Holder Conversion Notice shall be deemed to be the holder's determination of whether Shares of Series A Preferred Stock are convertible (in relation to other securities beneficially owned by the holder together with the and Holder Controlled Persons) and of what amount of Shares of Series A Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the holder will be deemed to represent to the Corporation each time it delivers a Series A Holder Conversion Notice that such Notice of Conversion has not violated the restrictions set forth in this paragraph, and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 8.1(c)(ii), in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Corporation's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent written notice by the Corporation or the Corporation's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a holder, the Corporation shall within two (2) Business Days confirm orally and in writing to the holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including Shares of Series A Preferred Stock, by the holder or Holder Controlled Persons since the date as of which such number of outstanding shares of Common Stock was reported. The "**Beneficial Ownership Limitation**" shall be **19.99%** (subject to decrease as provided below) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Shares of Series A Preferred Stock to be converted. The holder may, at any time, decrease the Beneficial Ownership Limitation, effective immediately upon written notice to the Corporation. The provisions of this Section 8.1(c)(ii)shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 8.1(c)(ii) to correct this Section 8.1(c)(ii) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(iii) Principal Market Regulation. If the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Corporation may issue upon conversion of the Notes without breaching the Corporation's obligations under the rules or regulations of the Principal Market (the "Exchange Cap"), if applicable, except that such limitation shall not apply in the event that the Corporation (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Corporation that such approval is not required.

8.2 Procedures for Conversion; Effect of Conversion.

(a) Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8.1(a), a holder shall (a) submit a written election to the Corporation (a "**Series A Holder Conversion Notice**") that such holder elects to convert Shares and the number of Shares elected to be converted, and (b) surrender, along with such written election, to the Corporation the certificate or certificates representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen, or missing, accompanied by an affidavit of loss executed by the holder. The conversion of such Shares hereunder shall be deemed effective as of the date of surrender of such Series A Preferred Stock certificate or certificates or delivery of such affidavit of loss executed by the holder. Upon the receipt by the Corporation of a written election and the surrender of such certificate(s) and accompanying materials, the Corporation shall as promptly as practicable (but in any event within ten (10) Business Days thereafter) deliver to the relevant holder (a) a certificate in such holder's name (or the name of such holder's designee as stated in the written election) for the number of shares of Common

Stock to which such holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.1(a) and, if applicable (b) a certificate in such holder's (or the name of such holder's designee as stated in the written election) for the number of Shares of Series A Preferred Stock (including any fractional share) represented by the certificate or certificates delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(b) Procedures for Mandatory Conversion. To effect a mandatory conversion of Shares of Series A Preferred Stock as provided in Section 8.1(b) , not less than thirty (30) days prior to the Series A Mandatory Conversion Date, the Corporation shall send to each holder of Shares of Series A Preferred Stock written notice thereof (the "**Series A Mandatory Conversion Notice**"), which shall state:

(i) the number of Shares of Series A Preferred Stock outstanding, the number of Shares of Series A Preferred Stock that the Corporation shall convert in the aggregate, and the number of Shares of Series A Preferred Stock held by the holder that the Corporation shall convert on the Series A Mandatory Conversion Date specified in the Series A Redemption Notice;

(ii) the date of the conversion (the applicable date, the "**Series A Mandatory Conversion Date**") and the Conversion Price per share in effect; and

(iii) the manner and place designated for surrender by the holder to the Corporation of his, her or its certificate or certificates representing the Shares of Series A Preferred Stock to be converted, or, in the event a certificate or certificates are lost, stolen or missing, the manner and place of delivering an affidavit of loss with respect thereto.

Upon receipt of such Series A Mandatory Conversion Notice, each holder shall surrender to the Corporation the certificate or certificates representing the Shares being converted, in the manner and place designated in the Series A Mandatory Conversion Notice, duly assigned, or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen, or missing, an affidavit of loss executed by the holder, in the manner and place designated in the Series A Mandatory Conversion Notice. Upon the surrender of such certificate(s) and accompanying materials, the Corporation shall as promptly as practicable (but in any event within ten (10) Business Days thereafter) deliver to the relevant holder a certificate in such holder's name (or the name of such holder's designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable Shares. All shares of Common Stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(c) Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in this Section 8.1 shall no longer be deemed outstanding as of the effective time of the applicable conversion and all rights with respect to such Shares shall immediately cease and terminate as of such time (including, without limitation, any right of redemption pursuant to Section 7), other than the right of the holder to receive shares of Common Stock and payment in lieu of any fraction of a Share as provided in Section 8.5 in exchange therefor.

8.3 Restricted Securities. The issuance of any shares of Common Stock upon conversion of Shares of Series A Preferred Stock will not have been registered under the Securities Act, and such shares of Common Stock will be "restricted securities" as defined in Rule 144 under the Securities Act ("**Rule 144**"). The certificate(s) representing any shares of Common Stock issued upon conversion of Shares of Series A Preferred Stock that are not eligible for immediate resale without restriction pursuant to the registration exemption afforded by Rule 144 at the time they are issued shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

8.4 Reservation of Stock. The Corporation shall at all times when any Shares of Series A Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.7 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Preferred Stock.

8.5 No Charge or Payment; No Fractional Shares of Common Stock. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8.1 shall be made without payment of additional consideration by, or other charge, cost, or tax to, the holder in respect thereof. No fractional interest in a share of Common Stock shall be issued on redemption of any Shares of Series A Preferred Stock in accordance with Section 7 or conversion of any Shares of Series A Preferred Stock in accordance with Section 8. In lieu of delivering fractional shares, the Corporation shall pay in cash an amount equal to the product of (i) such fractional share that would otherwise be issuable multiplied by (ii) the Fair Market Value of a share of Common Stock.

8.6 Termination of Conversion Rights. In the event of a Series A Redemption Notice relating to a redemption of any Shares of Series A Preferred Stock pursuant to Section 7, the conversion rights described herein of the Shares designated for redemption shall terminate at the close of business on the applicable Series A Conversion Election Date, unless the Series A Redemption Price is not fully paid on such redemption date, in which case the conversion rights for such Shares shall continue until such price is paid in full.

8.7 Adjustments to Conversion Price.

(a) Adjustment to Conversion Price upon Dividend, Subdivision, or Combination of Common Stock. If the Corporation shall, at any time or from time to time after the Date of Issuance, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Corporation payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution, or subdivision shall be proportionately reduced. If the Corporation at any time combines (by combination, reverse stock split, or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

Any adjustment under this Section 8.7(a) shall become effective at the close of business on the date the dividend, subdivision, or combination becomes effective.

(b) Adjustment to Conversion Price and Conversion Shares upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Corporation, (ii) reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Corporation with or into another Person, (iv) sale of all or substantially all of the Corporation's assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 8.7(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Share of Series A Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Corporation or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any); and, in such case, appropriate adjustment shall be made with respect to such holder's rights under this Certificate of Designation to insure that the provisions of this Section 8 hereof shall thereafter be applicable, as nearly as possible, to the Series A Preferred Stock in relation to any shares of stock, securities, or assets thereafter acquirable upon conversion of Series A Preferred Stock (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing Person is other than the Corporation, an immediate adjustment in the Conversion Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale, or similar transaction, and a corresponding immediate adjustment to the number of Conversion Shares acquirable upon conversion of the Series A Preferred Stock without regard to any limitations or restrictions on conversion, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger, sale, or similar transaction). The provisions of this Section 8.7(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, or similar transactions. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Corporation) resulting from such reorganization, reclassification, consolidation, merger, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Certificate of Designation, the obligation to deliver to the holders of Series A Preferred Stock such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon conversion of the Series A Preferred Stock. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 8.7(b), each holder of Shares of Series A Preferred Stock shall have the right to elect prior to the consummation of such event or transaction, to give effect to the provisions of Section 7.1 or Section 8 hereunder, instead of giving effect to the provisions contained in this Section 8.7(b) with respect to such holder's Series A Preferred Stock.

(c) Certain Events. If any event of the type contemplated by the provisions of this Section 8.5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights, or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the Conversion Price and the number of Conversion Shares issuable upon conversion of Shares of Series A Preferred Stock so as to protect the rights of the holder of such Shares in a manner consistent with the provisions of this Section 8; *provided*, that no such adjustment pursuant to this Section 8.5 shall increase the Conversion Price or decrease the number of Conversion Shares issuable as otherwise determined pursuant to this Section 8.

(d) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than ten (10) Business Days thereafter, the Corporation shall furnish to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Corporation of a written request by any holder of Series A Preferred Stock, but in any event not later than ten (10) Business Days thereafter, the Corporation shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities, or assets then issuable to such holder upon conversion of the Shares of Series A Preferred Stock held by such holder.

(e) Notices. In the event:

(i) that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation's assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then, and in each such case, the Corporation shall send or cause to be sent to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) at least five (5) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent, or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

9. Reissuance of Series A Preferred Stock. Any Shares of Series A Preferred Stock redeemed, converted, or otherwise acquired by the Corporation or any Subsidiary shall be cancelled and retired as authorized and issued shares of capital stock of the Corporation and no such Shares shall thereafter be reissued, sold, or transferred.

10. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation

of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder's address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 10).

11. Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified, or waived except by an instrument in writing executed by the Corporation and a Supermajority Interest, and any such written amendment, modification, or waiver will be binding upon the Corporation and each holder of Series A Preferred Stock; *provided*, that no such action shall change or waive (a) the definition of Liquidation Value or Conversion Price, or (b) this Section 11, without the prior written consent of each holder of outstanding Shares of Series A Preferred Stock."

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chief Executive Officer this 18th day of August, 2020.

DOCUMENT SECURITY SYSTEMS, INC.

By: *_/s/Frank D. Heuszel_*
Frank D. Heuszel
Chief Executive Officer

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF DOCUMENT SECURITY SYSTEMS, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

699

Filed By:

Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th Floor
New York, NY 10036

FILED
2020 AUG 18 PM 3:36

1c

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED AUG 18 2020
TAX $ 0
BY:

Drawdown #30

RECEIVED
2020 AUG 18 PM 2:38

736

CERTIFICATE OF CORRECTION

OF

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

OF DOCUMENT SECURITY SYSTEMS, INC.

UNDER SECTION 105 OF THE BUSINESS CORPORATION LAW

FIRST: The name of the Corporation is Document Security Systems, Inc.

SECOND: The date the document to be corrected was filed by the Department of State is:

August 18, 2020

THIRD: The nature of the informality, error, incorrect statement or defect to be corrected is:

The number of authorized shares of preferred stock of the Corporation in the document is stated incorrectly.

FOURTH: The provision in the document, as corrected or eliminated or the proper execution, is as follows:

Paragraph (4) is corrected to read as follows:

"(4) The Corporation is currently authorized to issue 200,000,000 shares of Common Stock, with a par value of $0.02. The amendment to the Certificate of Incorporation effected by this Certificate of Amendment is to increase the total number of authorized shares the Corporation shall have the authority to issue by adding 46,868 shares of Preferred Stock, with a par value of $0.02, of which 46,868 shares will be designated Series A Convertible Preferred Stock for a total of 200,046,868 shares, with a par value of $0.02"

The following WHEREAS clause of the Certificate of Incorporation of Document Security Systems, Inc., as amended, is eliminated in its entirety:

"WHEREAS, the Certificate of Incorporation authorizes the issuance of up to 200,000,000 shares of preferred stock, par value 0.02 per share, of the Corporation (**"Preferred Stock"**) in one or more series, and expressly authorizes the Board of Directors of the Corporation (the **"Board"**), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions, and limitations of the shares of such series; and"

Paragraph FOURTH of the Certificate of Incorporation of Document Security Systems, Inc., as corrected, will read as follows:

"NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a series of Preferred Stock and does hereby establish and fix and herein state and express the designation, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock, and paragraph FOURTH relating to the stock of the Corporation is hereby amended to read as follows:

FOURTH: The Corporation is authorized to issue 200,046,868 shares, with a par value of $0.02, consisting of 200,000,000 shares of Common Stock, with a par value of $0.02, and 46,868 shares of Series A Convertible Preferred Stock, with a par value of $0.02.

1. Designation. There shall be a series of Preferred Stock that shall be designated as "Series A Convertible Preferred Stock" (the "**Series A Preferred Stock**") and the number of Shares constituting such series shall be **Forty-six Thousand Eight Hundred Sixty-eight (46,868)**. The rights, preferences, powers, restrictions, and limitations of the Series A Preferred Stock shall be as set forth herein.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

"**Beneficial Ownership Limitation**" has the meaning set forth in Section 8.1(c)(ii).

"**Board**" has the meaning set forth in the Recitals.

"**Business Day**" means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in the city of New York, New York, are authorized or obligated by law or executive order to close.

"**Certificate of Designation**" means this Certificate of Amendment.

"**Certificate of Incorporation**" has the meaning set forth in the Recitals.

"**Common Stock**" means the common stock, par value $0.02 per share, of the Corporation.

"**Convertible Securities**" means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

"**Corporation**" has the meaning set forth in the Preamble.

"**Conversion Price**" shall initially be **$6.48** per share of Common Stock, subject to adjustment s provided in Section 8.

"**Conversion Shares**" means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 8.

"**Date of Issuance**" means, for any Share of Series A Preferred Stock, the date on which the Corporation initially issues such Share (without regard to any subsequent transfer of such Share or reissuance of the certificate(s) representing such Share).

"**Dollar**" or "**$**" means the lawful currency of the United States of America.

"**Exchange Act**" means the U.S. Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

"**Fair Market Value**" means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value" is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term "Business Day"

as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Markets or similar quotation system or association, the "Fair Market Value" of the Common Stock shall be the fair market value per share as determined by the Board in good faith.

"Holder Controlled Persons" has the meaning set forth in Section 8.1(c)(ii).

"Junior Securities" means, collectively, the Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock.

"Liquidation" has the meaning set forth in Section 5.1.

"Liquidation Value" means, with respect to any Share on any given date, **One Thousand Dollars ($1,000)** (as adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Series A Preferred Stock).

"Options" means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

"Person" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

"Preferred Stock" has the meaning set forth in the Recitals.

"Principal Market" means the principal stock exchange or market on which the Corporation's Common Stock is traded (or if not trading, the principal stock exchange or market on which listed or quoted), including any market operated by OTC Markets or any other stock exchange or market.

"Securities Act" means the U.S. Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

"Series A Conversion Election Date" has the meaning set forth in Section 7.2.

"Series A Holder Conversion Notice" has the meaning set forth in Section 8.2(a).

"Series A Mandatory Conversion Notice" has the meaning set forth in Section 8.2(b).

"Series A Mandatory Conversion Date" has the meaning set forth in Section 8.2(b)(ii).

"Series A Preferred Stock" has the meaning set forth in Section 1.

"Series A Redemption" has the meaning set forth in Section 7.1.

"Series A Redemption Date" has the meaning set forth in Section 7.2.

"Series A Redemption Notice" has the meaning set forth in Section 7.2.

"Series A Redemption Price" has the meaning set forth in Section 7.1.

"Share" means a share of Series A Preferred Stock.

"Subsidiary" means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

"**Supermajority Interest**" means holders of not less than two-thirds of the then total outstanding Shares of Series A Preferred Stock.

3. Rank. With respect to payment distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank senior to all Junior Securities.

4. No Dividends. Notwithstanding any provision of the Certificate of Incorporation or of the NYBCL to the contrary, no dividends shall accrue or be payable upon the Series A Preferred Stock, whether or not any dividends are declared by the Board on the Common Stock or any other class or series of capital stock of the Corporation, and whether or not there are funds legally available for the payment of dividends.

5. Liquidation.

5.1 Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "**Liquidation**"), the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder.

5.2 No Participation with Junior Securities on Liquidation. After payment in full of all preferential amounts required to be paid to the holders of Series A Preferred Stock upon a Liquidation under this Section 5, the holders of Shares of Series A Preferred Stock then outstanding shall not be entitled to participate with the holders of shares of Junior Securities or any other class or series of the Corporation's capital stock then outstanding in the distribution of any of the remaining assets and funds of the Corporation available for distribution to its stockholders.

5.3 Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series A Preferred Stock the full preferential amount to which they are entitled under Section 5.1, (a) the holders of the Shares shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares were paid in full, and (b) the Corporation shall not make or agree to make any payments to the holders of Junior Securities.

5.4 Notice. In the event of any Liquidation, the Corporation shall, within ten (10) Business Days after the date the Board approves such action, or no later than ten (10) Business Days prior to any stockholders' meeting called to approve such action, or within ten (10) Business Days after the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series A Preferred Stock written notice of the action or proposed action. Such written notice shall describe the material terms and conditions of such action or proposed action, including a description of the stock, cash, and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of Shares of such material change.

6. No Voting Rights. Notwithstanding any provision of the Certificate of Incorporation to the contrary, unless and only to the extent expressly required by the NYBCL or other applicable law, rule or regulation (including the rules of any exchange upon which securities of the corporation may be listed), no holder of outstanding Shares of Series A Preferred Stock shall be entitled to vote on any matter presented or required to be presented to the stockholders of the Corporation for their action or consideration (including, without limitation, the election of directors of the Corporation), nor shall be entitled to notice of any stockholder meeting (or requests for written consent of stockholders).

7. Redemption.

7.1 Redemption. At any time and from time to time on or after the Date of Issuance, the Corporation shall have the right to redeem, out of funds legally available therefor, all or any portion of the then outstanding Shares of Series A Preferred Stock, pro rata among all holders of Series A Preferred Stock, redeemed by the Corporation (a "**Series A Redemption**") for a price per Share equal to the Liquidation Value for such Share (the "**Series A Redemption Price**"). All holders of Series A Preferred Stock shall be bound by a Series A Redemption effected as provided in this Section 7 to have all, or in the case of an election by the Corporation to redeem less than all of the outstanding Shares of Series A Preferred Stock, the same pro rata portion of their Shares, redeemed pursuant to this Section 7; provided, that notwithstanding anything to the contrary contained herein, each holder of Shares of Series A Preferred Stock shall have the right to elect prior to the Series A Conversion Election Date to give effect to the conversion rights contained in Section 8 instead of giving effect to the provisions contained in this Section 7 with respect to all or any Shares of Series A Preferred Stock held by such holder. In exchange for the surrender to the Corporation by the respective holders of Shares of Series A Preferred Stock of their certificate or certificates representing such Shares in accordance with Section 7.4 below, the aggregate Series A Redemption Price for all Shares held by each holder of Shares shall be payable in cash (or tendered for payment) in immediately available funds to the respective holders of the Series A Preferred Stock on the applicable Series A Redemption Date, subject to the provisions of Sections 7.3 and 7.4.

7.2 Redemption Notice. Not less than thirty (30) days prior to the Series A Redemption Date, the Corporation shall send written notice (the "**Series A Redemption Notice**") of a Series A Redemption to each holder of record of outstanding Series A Preferred Stock. Each Series A Redemption Notice shall state:

(a) the number of Shares of Series A Preferred Stock outstanding, the number of Shares of Series A Preferred Stock that the Corporation shall redeem in the aggregate, and the number of Shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Series A Redemption Date specified in the Series A Redemption Notice;

(b) the date of the closing of the redemption (the applicable date, the "**Series A Redemption Date**") and the Series A Redemption Price per share;

(c) the date upon which the holder's right to convert its Shares pursuant to Section 8 terminates, which date shall be no earlier than five (5) days before the Series A Redemption Date (the applicable date, the "**Series A Conversion Election Date**"); and

(d) the manner and place designated for surrender by the holder to the Corporation of his, her or its certificate or certificates representing the Shares of Series A Preferred Stock to be redeemed, or, in the event a certificate or certificates are lost, stolen or missing, the manner and place of delivering an affidavit of loss with respect thereto.

7.3 Insufficient Funds; Remedies for Nonpayment.

(a) Insufficient Funds. If on any Series A Redemption Date, the assets of the Corporation legally available are insufficient to pay the full Series A Redemption Price for the total number of Shares elected to be redeemed pursuant to Section 7.1, the Corporation shall (i) take all appropriate action reasonably within its means to maximize the assets legally available for paying the Series A Redemption Price, (ii) redeem out of all such assets legally available therefor on the applicable Series A Redemption Date the maximum possible number of Shares that it can redeem on such date, *pro rata* among the holders of such Shares to be redeemed in proportion to the aggregate number of Shares elected to be redeemed by each such holder on the applicable Series A Redemption Date and (iii) following the applicable Series A Redemption Date, at any time and from time to time when additional assets of the Corporation become legally available to redeem the remaining Shares, the Corporation shall immediately use such assets to pay the remaining balance of the aggregate applicable Series A Redemption Price.

(b) Effect of Nonpayment. If on any Series A Redemption Date, all of the Shares elected to be redeemed pursuant to a Series A Redemption Notice are not redeemed in full by the Corporation by paying the entire Series A Redemption Price, until any such Shares are fully redeemed and the aggregate

Series A Redemption Price paid in full, the unredeemed Shares shall remain outstanding and continue to have the rights, preferences, and privileges expressed herein.

7.4 Surrender of Certificates. On or before the Series A Redemption Date, each holder of Shares of Series A Preferred Stock not otherwise electing prior to the Series A Conversion Election Date to convert its Shares pursuant to Section 8 shall surrender the certificate or certificates representing such Shares to the Corporation, in the manner and place designated in the Series A Redemption Notice, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss, in the manner and place designated in the Series A Redemption Notice. Each surrendered certificate shall be canceled and retired, and the Corporation shall thereafter make payment of the applicable Series A Redemption Price by certified check or wire transfer to the holder of record of such certificate; *provided*, that if less than all the Shares represented by a surrendered certificate are redeemed, then a new stock certificate representing the unredeemed Shares shall be issued in the name of the applicable holder of record of canceled stock certificate.

7.5 Rights Subsequent to Redemption. If on the applicable Series A Redemption Date, the Series A Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Series A Redemption Date, then on such date all rights of the holder in the Shares so redeemed and paid or tendered, including any rights to dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

8. Conversion.

8.1 Right to Convert; Mandatory Conversion; Limitations.

(a) Right to Convert. Subject to the provisions of this Section 8, at any time and from time to time on or after the Date of Issuance, any holder of Series A Preferred Stock shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) held by such holder into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares (including any fraction of a Share) to be converted by the Liquidation Value thereof, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion.

(b) Mandatory Conversion. Subject to the provisions of this Section 8, at any time and from time to time on or after the Date of Issuance, the Corporation shall have the right to convert all or any portion of the then outstanding Shares of Series A Preferred Stock, pro rata among all holders of Series A Preferred Stock, without any action by the relevant holder of such Shares, into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares (including any fraction of a Share) to be converted by the Liquidation Value thereof, and then (ii) dividing the result by the applicable Conversion Price then in effect.

(c) Limitations on Conversion. Notwithstanding Section 8.1(a), a holder of Series A Preferred Stock shall have no right to convert all or any portion of any Share of Series A Preferred Stock as and to the extent provided below:

(i) Insufficient Number of Authorized Shares. To the extent, and only to the extent, that the number of shares of the Corporation's Common Stock to be issued upon such conversion exceeds the number of authorized but unissued shares of Common Stock.

(ii) Beneficial Ownership Limitation. To the extent that after giving effect to such issuance after conversion as set forth on the applicable Series A Holder Conversion Notice, the holder (together with the holder's subsidiaries, and any other persons controlled by the holder ("**Holder Controlled Persons**")) would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder and Holder Controlled Persons shall include the number of shares of Common Stock issuable upon conversion of the Shares of Series A Preferred Stock to

be converted with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted Shares of Series A Preferred Stock beneficially owned by the holder and Holder Controlled Persons and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and Holder Controlled Persons. Except as set forth in the preceding sentence, for purposes of this Section 8.1(c)(ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the holder that the Corporation is not representing to the holder that such calculation is in compliance with Section 13(d) of the Exchange Act, and the holder is solely responsible for any forms or schedules required to be filed in connection therewith. To the extent that the limitation contained in this Section 8.1(c)(ii) applies, the determination of whether Shares of Series A Preferred Stock are convertible (in relation to other securities beneficially owned by the holder together with the and Holder Controlled Persons) and of what amount of Shares of Series A Preferred Stock are convertible shall be in the sole discretion of the holder, and the submission of a Series A Holder Conversion Notice shall be deemed to be the holder's determination of whether Shares of Series A Preferred Stock are convertible (in relation to other securities beneficially owned by the holder together with the and Holder Controlled Persons) and of what amount of Shares of Series A Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the holder will be deemed to represent to the Corporation each time it delivers a Series A Holder Conversion Notice that such Notice of Conversion has not violated the restrictions set forth in this paragraph, and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 8.1(c)(ii), in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Corporation's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent written notice by the Corporation or the Corporation's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a holder, the Corporation shall within two (2) Business Days confirm orally and in writing to the holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including Shares of Series A Preferred Stock, by the holder or Holder Controlled Persons since the date as of which such number of outstanding shares of Common Stock was reported. The **"Beneficial Ownership Limitation"** shall be 19.99% (subject to decrease as provided below) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Shares of Series A Preferred Stock to be converted. The holder may, at any time, decrease the Beneficial Ownership Limitation, effective immediately upon written notice to the Corporation. The provisions of this Section 8.1(c)(ii)shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 8.1(c)(ii) to correct this Section 8.1(c)(ii) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(iii) Principal Market Regulation. If the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Corporation may issue upon conversion of the Notes without breaching the Corporation's obligations under the rules or regulations of the Principal Market (the "Exchange Cap"), if applicable, except that such limitation shall not apply in the event that the Corporation (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Corporation that such approval is not required.

8.2 Procedures for Conversion; Effect of Conversion.

(a) Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8.1(a), a holder shall (a) submit a written election to the Corporation (a "**Series A Holder Conversion Notice**") that such holder elects to convert Shares and the number of Shares elected to be converted, and (b) surrender, along with such written election, to the Corporation the certificate or certificates representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen, or missing, accompanied by an affidavit of loss executed by the holder. The conversion of such Shares hereunder shall be deemed effective as of the date of surrender of such Series A Preferred Stock certificate or certificates or delivery of such affidavit of loss executed by the holder. Upon the receipt by the Corporation of a written election and the surrender of such certificate(s) and accompanying materials, the Corporation shall as promptly as practicable (but in any event within ten (10) Business Days thereafter) deliver to the relevant holder (a) a certificate in such holder's name (or the name of such holder's designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.1(a) and, if applicable (b) a certificate in such holder's (or the name of such holder's designee as stated in the written election) for the number of Shares of Series A Preferred Stock (including any fractional share) represented by the certificate or certificates delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(b) Procedures for Mandatory Conversion. To effect a mandatory conversion of Shares of Series A Preferred Stock as provided in Section 8.1(b) , not less than thirty (30) days prior to the Series A Mandatory Conversion Date, the Corporation shall send to each holder of Shares of Series A Preferred Stock written notice thereof (the "**Series A Mandatory Conversion Notice**"), which shall state:

(i) the number of Shares of Series A Preferred Stock outstanding, the number of Shares of Series A Preferred Stock that the Corporation shall convert in the aggregate, and the number of Shares of Series A Preferred Stock held by the holder that the Corporation shall convert on the Series A Mandatory Conversion Date specified in the Series A Redemption Notice;

(ii) the date of the conversion (the applicable date, the "**Series A Mandatory Conversion Date**") and the Conversion Price per share in effect; and

(iii) the manner and place designated for surrender by the holder to the Corporation of his, her or its certificate or certificates representing the Shares of Series A Preferred Stock to be converted, or, in the event a certificate or certificates are lost, stolen or missing, the manner and place of delivering an affidavit of loss with respect thereto.

Upon receipt of such Series A Mandatory Conversion Notice, each holder shall surrender to the Corporation the certificate or certificates representing the Shares being converted, in the manner and place designated in the Series A Mandatory Conversion Notice, duly assigned, or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen, or missing, an affidavit of loss executed by the holder, in the manner and place designated in the Series A Mandatory Conversion Notice. Upon the surrender of such certificate(s) and accompanying materials, the Corporation shall as promptly as practicable (but in any event within ten (10) Business Days thereafter) deliver to the relevant holder a certificate in such holder's name (or the name of such holder's designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable Shares. All shares of Common Stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(c) Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in this Section 8.1 shall no longer be deemed outstanding as of the effective time of the applicable conversion

and all rights with respect to such Shares shall immediately cease and terminate as of such time (including, without limitation, any right of redemption pursuant to Section 7), other than the right of the holder to receive shares of Common Stock and payment in lieu of any fraction of a Share as provided in Section 8.5 in exchange therefor.

8.3 Restricted Securities. The issuance of any shares of Common Stock upon conversion of Shares of Series A Preferred Stock will not have been registered under the Securities Act, and such shares of Common Stock will be "restricted securities" as defined in Rule 144 under the Securities Act (**"Rule 144"**). The certificate(s) representing any shares of Common Stock issued upon conversion of Shares of Series A Preferred Stock that are not eligible for immediate resale without restriction pursuant to the registration exemption afforded by Rule 144 at the time they are issued shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

8.4 Reservation of Stock. The Corporation shall at all times when any Shares of Series A Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.7 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Preferred Stock.

8.5 No Charge or Payment; No Fractional Shares of Common Stock. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8.1 shall be made without payment of additional consideration by, or other charge, cost, or tax to, the holder in respect thereof. No fractional interest in a share of Common Stock shall be issued on redemption of any Shares of Series A Preferred Stock in accordance with Section 7 or conversion of any Shares of Series A Preferred Stock in accordance with Section 8. In lieu of delivering fractional shares, the Corporation shall pay in cash an amount equal to the product of (i) such fractional share that would otherwise be issuable multiplied by (ii) the Fair Market Value of a share of Common Stock.

8.6 Termination of Conversion Rights. In the event of a Series A Redemption Notice relating to a redemption of any Shares of Series A Preferred Stock pursuant to Section 7, the conversion rights described herein of the Shares designated for redemption shall terminate at the close of business on the applicable Series

A Conversion Election Date, unless the Series A Redemption Price is not fully paid on such redemption date, in which case the conversion rights for such Shares shall continue until such price is paid in full.

8.7 Adjustments to Conversion Price.

(a) Adjustment to Conversion Price upon Dividend, Subdivision, or Combination of Common Stock. If the Corporation shall, at any time or from time to time after the Date of Issuance, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Corporation payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution, or subdivision shall be proportionately reduced. If the Corporation at any time combines (by combination, reverse stock split, or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. Any adjustment under this Section 8.7(a) shall become effective at the close of business on the date the dividend, subdivision, or combination becomes effective.

(b) Adjustment to Conversion Price and Conversion Shares upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Corporation, (ii) reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Corporation with or into another Person, (iv) sale of all or substantially all of the Corporation's assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 8.7(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Share of Series A Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Corporation or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any); and, in such case, appropriate adjustment shall be made with respect to such holder's rights under this Certificate of Designation to insure that the provisions of this Section 8 hereof shall thereafter be applicable, as nearly as possible, to the Series A Preferred Stock in relation to any shares of stock, securities, or assets thereafter acquirable upon conversion of Series A Preferred Stock (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing Person is other than the Corporation, an immediate adjustment in the Conversion Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale, or similar transaction, and a corresponding immediate adjustment to the number of Conversion Shares acquirable upon conversion of the Series A Preferred Stock without regard to any limitations or restrictions on conversion, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger, sale, or similar transaction). The provisions of this Section 8.7(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, or similar transactions. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Corporation) resulting from such reorganization, reclassification, consolidation, merger, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Certificate of Designation, the obligation to deliver to the holders of Series A Preferred Stock such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon conversion of the Series A Preferred Stock. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 8.7(b), each holder of Shares of Series A Preferred Stock shall have the right to elect prior

to the consummation of such event or transaction, to give effect to the provisions of Section 7.1 or Section 8 hereunder, instead of giving effect to the provisions contained in this Section 8.7(b) with respect to such holder's Series A Preferred Stock.

(c) Certain Events. If any event of the type contemplated by the provisions of this Section 8.5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights, or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the Conversion Price and the number of Conversion Shares issuable upon conversion of Shares of Series A Preferred Stock so as to protect the rights of the holder of such Shares in a manner consistent with the provisions of this Section 8; *provided*, that no such adjustment pursuant to this Section 8.5 shall increase the Conversion Price or decrease the number of Conversion Shares issuable as otherwise determined pursuant to this Section 8.

(d) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than ten (10) Business Days thereafter, the Corporation shall furnish to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Corporation of a written request by any holder of Series A Preferred Stock, but in any event not later than ten (10) Business Days thereafter, the Corporation shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities, or assets then issuable to such holder upon conversion of the Shares of Series A Preferred Stock held by such holder.

(e) Notices. In the event:

(i) that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation's assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then, and in each such case, the Corporation shall send or cause to be sent to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) at least five (5) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent, or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common

Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

9. Reissuance of Series A Preferred Stock. Any Shares of Series A Preferred Stock redeemed, converted, or otherwise acquired by the Corporation or any Subsidiary shall be cancelled and retired as authorized and issued shares of capital stock of the Corporation and no such Shares shall thereafter be reissued, sold, or transferred.

10. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder's address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 10).

11. Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified, or waived except by an instrument in writing executed by the Corporation and a Supermajority Interest, and any such written amendment, modification, or waiver will be binding upon the Corporation and each holder of Series A Preferred Stock; *provided*, that no such action shall change or waive (a) the definition of Liquidation Value or Conversion Price, or (b) this Section 11, without the prior written consent of each holder of outstanding Shares of Series A Preferred Stock."

***

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Interim Chief Financial Officer this 5th day of November 2020.

DOCUMENT SECURITY SYSTEMS, INC.

By: */s/ Todd D. Macko*

Todd D. Macko
Interim Chief Financial Officer

255

CERTIFICATE OF CORRECTION

OF

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

OF DOCUMENT SECURITY SYSTEMS, INC.

UNDER SECTION 105 OF THE BUSINESS CORPORATION LAW

FILED 2020 NOV -6 PM 2:43

Filed by:

Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th Floor
New York, NY 10036

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED NOV 06 2020
TAX $ 0
BY:

RECEIVED 2020 NOV -6 AM 10:04

Drawdown #30

2565

CERTIFICATE OF MERGER

OF

DSS, INC.

INTO

DOCUMENT SECURITY SYSTEMS, INC.

Under Section 905 of the
Business Corporation Law of the State of New York

The undersigned hereby as follows:

1. The name and state of incorporation of each of the constituent corporations named herein (each, a "Constituent Corporation") are as follows:

   a. Document Security Systems, Inc., a New York corporation, originally formed as Thoroughbreds, U.S.A., Inc., and subsequently renamed New Sky Communications, Inc. ("Parent"); and

   b. DSS, Inc., a New York corporation and a wholly-owned subsidiary of Parent ("Sub").

2. As to each Constituent Corporation, the designation and number of outstanding shares of each class are as follows:

Name of Corporation	Designation	Number of Outstanding Shares
Document Security Systems, Inc.	Common Stock, par value $.02 per share	79,745,886
DSS, Inc.	Common Stock, par value $0.01 per share	1,000

3. Following the merger of Sub into Parent (the "Merger"), Parent will continue as the surviving corporation (the "Surviving Corporation"), and the separate corporate existence of Sub will cease. The name of the Surviving Corporation shall be amended in the Merger to be "DSS, Inc."

Filed with the NYS Department of State on 09/17/2021
Filing Number: 210917001600 DOS ID: 919905

4. The dates when the certificates of incorporation of each Constituent Corporation were filed by the Department of State of the State of New York are as follows:

Name of Corporation	Date of Incorporation
Document Security Systems, Inc.	May 30, 1984
DSS, Inc.	July 9, 2020

5. The Plan of Merger was authorized by the board of directors of Parent in accordance with Section 905 of the Business Corporation Law of the State of New York.

6. The effective date of the Merger will be September 30, 2021.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Merger as of the date first written above.

DOCUMENT SECURITY SYSTEMS, INC.

By: /s/ Frank D. Heuszel
Name: Frank D. Heuszel
Title: Chief Executive Officer

Filed with the NYS Department of State on 09/17/2021
Filing Number: 210917001600 DOS ID: 919905

CERTIFICATE OF MERGER

OF

DSS, INC.

INTO

DOCUMENT SECURITY SYSTEMS, INC.

Under Section 905 of the
Business Corporation Law of the State of New York

Filed by:

Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 31st Floor
New York, NY 10036

Filed with the NYS Department of State on 09/17/2021
Filing Number: 210917001600 DOS ID: 919905

CT07

NEW YORK STATE OF OPPORTUNITY. | Division of Corporations, State Records and Uniform Commercial Code

New York State
Department of State
DIVISION OF CORPORATIONS, STATE RECORDS AND UNIFORM COMMERCIAL CODE
One Commerce Plaza
99 Washington Ave.
Albany, NY 12231-0001
www.dos.ny.gov

CERTIFICATE OF CHANGE
OF

DSS, INC.

(Insert Name of Domestic Corporation)

Under Section 805-A of the Business Corporation Law

FIRST: The name of the corporation is:

DSS, INC.

If the name of the corporation has been changed, the name under which it was formed is:

THOROUGHBREDS, U.S.A., INC.

SECOND: The certificate of incorporation was filed by the Department of State on:

05/30/1984

THIRD: The change(s) effected hereby are: *(Check appropriate statement(s))*

☒ The county location, within this state, in which the office of the corporation is located, is changed to: New York County.

☒ The address to which the Secretary of State shall forward copies of process accepted on behalf of the corporation is changed to read in its entirety as follows:

c/o C T Corporation System, 28 Liberty Street, New York, N.Y. 10005

☒ The corporation hereby: *(Check one)*

☑ Designates C T Corporation System

as its registered agent upon whom process against the corporation may be served. The street address of the registered agent is:

28 Liberty Street, New York, N.Y. 10005

☐ Changes the designation of its registered agent to:

The street address of the registered agent is:

Filed with the NYS Department of State on 10/06/2021
Filing Number: 211006003083 DOS ID: 919905

CT07

☐ Changes the address of its registered agent to:

____.

☐ Revokes the authority of its registered agent.

FOURTH: The change was authorized by the board of directors.

X Denise Bell — *(Signature)*

Denise Bell — *(Name of Signer)*

Assistant Secretary — *(Title of Signer)*

CERTIFICATE OF CHANGE

OF

DSS, INC.

(Insert Name of Domestic Corporation)

Under Section 805-A of the Business Corporation Law

Filer's Name and Mailing Address:

TJ Leonardo
Name

Document Security Systems, Inc.
Company, if Applicable

200 CANAL VIEW BLVD STE 104
Mailing Address

ROCHESTER, NY 14623-2850
City, State and Zip Code

NOTES:

1. The name of the corporation and its date of incorporation provided on this certificate must exactly match the records of the Department of State. This information should be verified on the Department of State's website at www.dos.ny.gov.
2. This form was prepared by the New York State Department of State. You are not required to use this form. You may draft your own form or use forms available at legal stationery stores.
3. The Department of State recommends that all documents be prepared under the guidance of an attorney.
4. The certificate must be submitted with a **$30** filing fee.

For Office Use Only

DRAWDOWN
CST REF: 13778095LP

Filed with the NYS Department of State on 10/06/2021
Filing Number: 211006003083 DOS ID: 919905

Biennial Statement

NYS Department of State
Division of Corporations, State Records &
Uniform Commercial Code
www.dos.ny.gov

BUSINESS NAME: DSS, INC.
FILING PERIOD: 5/1/2022 12:00:00 AM

Part 1 - Chief Executive Officer's Name and Business Address

Name FRANK D. HEUSZEL		
Address Line 1 275 WIREGRASS PARKWAY		
Address Line 2		
City WEST HENRIETTA	State NY	Zip Code 14608

Part 2 - Street Address of Principal Executive Office (A Post Office Box cannot be used)

Corporation Name		
Address Line 1 275 WIREGRASS PARKWAY		
Address Line 2		
City WEST HENRIETTA	State NY	Zip Code 14608

Part 3 - Service of Process Address (Address must be within the United States or its territories)

Name C T CORPORATION SYSTEM		
Address Line 1 28 LIBERTY STREET		
Address Line 2		
City NEW YORK	State NY	Zip Code 10005

Signer Information

I affirm that the statements contained herein are true to the best of my knowledge, that I am authorized to sign this Biennial Statement and that my signature typed below constitutes my electronic signature.

Electronic Signature NATALIE PICKENS
Capacity of Signer AUTHORIZED PERSON

Filed with the NYS Department of State on 05/12/2022
Filing Number: 220512002221 DOS ID: 919905

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
DSS, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

The undersigned, being the Chief Executive Officer of DSS, Inc. (the "Corporation"), a corporation organized and existing under Business Corporation Law of the State of New York (the "NYBCL"), hereby certifies as follows, pursuant to 805 of the NYBCL:

FIRST The name of the Corporation is DSS, Inc. The name under which the Corporation was formed was Thoroughbreds, U.S.A., Inc.

SECOND The Certificate of Incorporation of the Corporation (as amended, supplemented or restated, the "Certificate of Incorporation") was originally filed on May 30, 1984.

THIRD The Certificate of Incorporation is hereby amended as follows:

The Corporation is currently authorized to issue 200,046,868 shares, with a par value of $0.02, consisting of 200,000,000 shares of Common Stock, with a par value of $0.02, and 46,868 shares of Series A Convertible Preferred Stock, with a par value of $0.02. The amendment effected by this Certificate of Amendment is to add 300,000,000 shares of Common Stock, with a par value of $0.02 resulting in a total of 500,046,868 shares, with a par value of $0.02, consisting of 500,000,000 shares of Common Stock, with a par value of $0.02, and 46,868 shares of Series A Convertible Preferred Stock, with a par value of $0.02. The introductory paragraph of article FOURTH of the Certificate of Incorporation relating to the Corporation's stated capital is amended to read in its entirety as follows:

"FOURTH: The Corporation is authorized to issue 500,046,868 shares, with a par value of $0.02, consisting of 500,000,000 shares of Common Stock, with a par value of $0.02, and 46,868 shares of Series A Convertible Preferred Stock, with a par value of $0.02."

FOURTH The certificate of amendment was authorized by the board of directors followed by a vote of the holders of the required outstanding shares entitled to vote thereon at a meeting of shareholders.

[SIGNATURE PAGE FOLLOWS]

Filed with the NYS Department of State on 05/27/2022
Filing Number: 220602002468 DOS ID: 919905

IN WITNESS WHEREOF, this Certificate of Amendment is executed on behalf of the Corporation by its Chief Executive Officer this 26 day of May, 2022

DSS, INC.

By: [signature]
Frank D. Heuszel
Chief Executive Officer

Filed with the NYS Department of State on 05/27/2022
Filing Number: 220602002468 DOS ID: 919905

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
DSS, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

Filed By:
Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 31st Floor
New York, NY 10036

Filed with the NYS Department of State on 05/27/2022
Filing Number: 220602002468 DOS ID: 919905